Key Opinion Leader Webinar Onvansertib for the Treatment of KRAS-Mutated Metastatic Colorectal Cancer

2020 Corporation Presentation I 220 Corporation Pr sentation I 2 Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; our ability to develop tests, kits and systems and the success of those products; regulatory, financial and business risks related to our international expansion and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2020, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Phase 1b/2 Trial of Onvansertib + FOLFIRI/Bevacizumab for Second-Line Treatment of KRAS-Mutated mCRC Daniel H. Ahn, D.O., M.S. Assistant Professor in the Division of Hematology/Medical Oncology Mayo Clinic Arizona

April 12, 2021 KOL Webinar I 4 Today’s Discussion Putting the Second-Line mCRC Landscape into Perspective – Benchmarking 2nd line standard-of-care: response rates, progression-free survival and overall response – KRAS Targeted Therapies Scientific Rationale for Onvansertib in mCRC – Synthetic Lethality and Synergy Phase 1b/2 Clinical Study Update – Enrollment Status and Patient Baseline Characteristics – Safety and Efficacy Assessment – KRAS Response Biomarker Patient Case Report

Benchmarking for Second Line Treatment of mCRC

April 12, 2021 KOL Webinar I 1Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2Cremolini et al., Lancet Oncol 2020, 21: 497–507; 3Antoniotti et al., Correspondence Lancet Oncol June 2020; 4Bennouna et al., Lancet Oncol 2013; 14: 29–37 6 Objective Response Rate (ORR) Progression-Free Survival (PFS) Overall Survival (OS) Systematic Literature-Based Analysis of 23 Randomized Trials (10,800 Patients) in Second-Line mCRC1 (2000 – 2013) 11.4% 4.5 months 11.5 months TRIBE2 Randomized Phase 3 Trial: SOC arm FOLFIRI + bev in Second-line following FOLFOX + bev First-line2,3 (2015 – 2017) 13% 5.6 months Not Reported for Second-line ML18147 Phase 3 Registrational Trial of FOLFIRI + bev in Second-Line4 (2006 – 2008) 5% 5.7 months 11.2 months Second-Line mCRC Treatment is an Unmet Need • Prognosis is poor with a five-year survival rate of 10% • Other drugs currently in development do not address the most prevalent KRAS mutations in mCRC Standard-of-Care Second Line mCRC Benchmarks for Median ORR, PFS and OS

Targeted Therapies for KRAS Mutant Patients is an Unmet Need

- KRAS Targeted Drugs in Development:
  - Two KRAS G12C inhibitors are currently in clinical development
    - Sotorasib (AMG510, Amgen) and Adagrasib (MRTX849, Miriati Therapeutics)
- KRAS G12C inhibitors have limited efficacy in mCRC patients
  - At the last data update, Sotorasib has an ORR of 7% (3 of 42 patients)[1] and Adagrasib of 17% (3 of 18 patients)[2]
  - KRAS G12C represents only 8% of KRAS mutations in CRC
- SHP2 Inhibitor in combination with MEK inhibitor has had limited activity in mCRC[3]
- SOS1 inhibitor BI 1701963, is the only pan-KRAS inhibitor currently in clinical development. It is being evaluated in a Phase 1 as a single agent and in combination with the MEK inhibitor trametinib
- Onvansertib provides new potential treatment option in mCRC
  - Downstream target with synthetic lethality across KRAS mutations


KRAS INHIBITORS
RECEPTOR STIMULATION
SHP2
KRAS^{G12C} inhibitors
AMG 510
MRTX849
GEF COMPLEX
SOS1
GDP
GTP
SOS1
inhibitors
BI 1701963
RAS GDP
(OFF)
RAS GTP
(ON)
Tricomplex
inhibitor
GAP COMPLEX
(NF1)
RAF
MEK
ERK
PROLIFERATION,
SURVIVAL
Combination therapies proposed include combining KRAS inhibitors with inhibitors of SHP2 or MEK
©2019 American Association for Cancer Research

Cardiff Oncology™

[1]Hong et al., NEJM 2020; [2]Johnson et al., ENA 2020, #LBA-04; [3]https://www.revmed.com/pipeline/rmc-4630

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April 12, 2021 KOL Webinar I Source: Hess, L. International Journal of Colorectal Disease; 2019. Data is limited to limited to second-line regimens used in >1% of the cohort. FOLFOX: fluoropyrimidine, leucovorin, oxaliplatin. FOLFIRI: fluoropyrimidine, leucovorin, irinotecan, FOLFOXIRI: fluoropyrimidine, leucovorin, irinotecan, oxaliplatin Flatiron Health Data: Second-line Treatment 255 Cancer clinics representing 1.7 million active cancer patients 14,315 Colorectal cancer patients 7,034 Colorectal cancer patients who receive second line therapy Denotes combination with bevacizumab Denotes combination with other antiangiogenics 8 • FOLFIRI/Bev is the most utilized second-line regimen following first-line FOLFOX/Bev; other anti-angiogenic therapies are much less commonly used

Scientific Rationale: Synthetic Lethality and Synergy

April 12, 2021 KOL Webinar I 101Luo et al, Cell. 2009; 137 835-48; PLK1: Polo-like Kinase 1; mCRC: Metastatic colorectal cancer KRAS Mutant CRC Cells are More Sensitive to Onvansertib than KRAS Wild-Type CRC Cells • A genome-wide RNAi screen was performed in KRAS-mutant and wild-type isogenic CRC cell lines to identify synthetic lethal partners of KRAS mutant1 • PLK1 shRNAs were identified to have synthetic lethality with KRAS mutant1 SYNTHETIC LETHAL Library of 75,000 shRNAs targeting 32,300 transcripts Comparison of shRNA overtime shRNAs that kill tumor cells are depleted from the population Depleted in KRAS WT and MUT cells Depleted ONLY in KRAS MUT cells LETHAL KRAS WT Tumor KRAS MUT Tumor Cell Viability 0 25 50 100 200 400 800 0 25 50 75 100 125 Onvansertib (nM) C el l v ia bi lit y re la tiv e to D M S O KRAS mutant KRAS wild-type ✱✱✱ ✱✱✱ ✱✱✱ ✱✱✱ ✱✱✱ 0 25 50 75 100 200 0 20 40 60 Onvansertib (nM) % m ito tic c el ls (p H 3- S er 10 +) KRAS mutant KRAS wild-type ✱ ✱✱ ✱ Mitotic arrest

RAS Activates PLK1 via CRAF through a MEK-ERK Independent Pathway

RAS activates PLK1 through a MEK/ERK-independent mechanism

The downstream target of KRAS, pCRAF, localizes to the mitotic spindle poles at mitosis where it interacts with PLK1 and promotes PLK1 activation, leading to mitosis and tumor progression[1]

Data suggest that KRAS-activated cells are dependent on PLK1 for their proliferation and survival and inhibition of PLK1 by onvansertib could inhibit tumor growth


RAS
RAF
P
MEK
P
ERK
P
Onvansertib
P
CRAF
PLK1
PLK1 Activity
Mitotic Progression
Proliferation/Survival

Cardiff Oncology™

[1]Mielgo et al., Nat. Med. 2011; 17(12):1641-5

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April 12, 2021 KOL Webinar I Onvansertib works synergistically in combination with standard-of-care FOLFIRI (irinotecan and 5-FU) HCT-116 (with G13D KRAS mutation) 12 Onvansertib is Synergistic in Combination with Irinotecan and 5-FU Synergy in Combination with Irinotecan Synergy in Combination with 5-FU 0 10 20 30 40 0 1 2 3 Days post-treatment Tu m or v ol um e (c m 3 ) Vehicle Irinotecan Onvansertib Onvansertib + Irinotecan 0 10 20 0.0 0.5 1.0 1.5 Days post-treatment T um or v ol um e (c m 3 ) Vehicle Onvansertib 5-FU Onvansertib + 5-FU Tumor Growth Inhibition on Day 17 Onvansertib 55% Irinotecan 53% Onvansertib+Irinotecan 88% Tumor Growth Inhibition on Day 21 Onvansertib 16% 5-FU 13% Onvansertib+5FU 56%Treatment Treatment

Phase 1b/2 Clinical Study in KRAS- mutated Metastatic Colorectal Cancer

April 12, 2021 KOL Webinar I 14 Phase 1b/2 Open Label Trial of Onvansertib + FOLFIRI/bevacizumab Trial Design Efficacy Endpoints • Overall response in patients who receive ≥1 cycle (2 courses) of treatment • Progression-free survival (PFS) and duration of response (DOR) • Decreases in KRAS mutation burden and response to treatment 1 CYCLE = 28 Days Treatment Course = 14 Days Treatment Course = 14 Days 2 3 4 5 6 - 141 2 3 4 5 6 - 141 Onvansertib Onvansertib FOLFIRI + bevacizumab FOLFIRI + bevacizumab • ≥5 of 26 (~20%) patients achieve clinical response confirmed by radiographic scan (per protocol) • Achieve median progression-free survival of ≥ 6 months Clinically Meaningful Outcome

April 12, 2021 KOL Webinar I Phase 1b/2 Enrollment and Patient Baseline Characteristics Enrollment (as of 04-Apr-2021) Number of Patients (N) Phase 1b Dose Level 0 Onvansertib 12 mg/m2 Phase 1b Dose Level +1 Onvansertib 15 mg/m2 Phase 1b Dose level +2 Onvansertib 18 mg/m2 Phase 2 RP2D Onvansertib 15 mg/m2 Treated 6 6 6 11 Completed Cycle 1 5 6 5 6 Currently on Treatment 0 3 2 11 Total Patients N=29 Median [range] or n (%) Age (years) 56 [36-83] Sex Male 16 (55%) Female 13 (45%) ECOG 0 17 (59%) 1 11 (38%) Primary tumor site Colon 13 (45%) Rectum 10 (34%) Unknown/Not provided 6 (21%) Liver metastasis None 8 (28%) Liver and other 14 (48%) Liver only 5 (17%) Number of metastatic organs 1 10 (34%) ≥2 17 (59%) Prior Bevacizumab treatment Yes 16 (55%) No 8 (28%) 15

Phase 1b/2 Safety Assessment

Most Common Treatment-Emergent AEs (as of 04-Apr-2021)

Adverse Events (AEs)	Grade 1	Grade 2	Grade 3	Grade 4	All Grades
Nausea	13	5	2	0	20
Fatigue	10	8	1	0	19
Neutropenia	3	4	5	4	16
Abdominal pain	8	5	1	0	14
Diarrhea	7	5	0	0	12
Alopecia	8	2	0	0	10
WBC Decreased	3	5	1	1	10
Vomiting	4	4	1	0	9
Anemia	6	2	0	0	8
Platelet count decreased	5	2	0	0	7
Stomatitis	5	1	0	0	6
Headache	5	0	0	0	5
Neuropathy	4	0	0	0	4
Epistaxis	4	0	0	0	4
ALT increase	3	0	1	0	4
Hypertension	1	1	1	0	3
Dehydration	0	2	1	0	3

- 5 patients had G4 adverse events:
  - G4 neutropenic fever (n=1); G4 neutropenia (n=4); Decreased WBC (n=1); Hyperphosphatemia (n=1) - also neutropenia and WBC deceased noted above
- Onvansertib RP2D was confirmed at 15 mg/m^2
- Combination regimen was well tolerated:
  - Of all AEs only 11.3% (28/247) were G3/G4
  - The only G3/G4 AE reported in ≥2 patients were neutropenia (n=8); which was managed by dose delay, growth factor and/or discontinuation of the 5-FU bolus; WBC decease (n=2); Nausea (n=2)
- 5-FU bolus was discontinued in 16 of 18 patients in Phase 1b due to hematological toxicities; which led to resolution of associated toxicities
- No major or unexpected toxicities were attributed to onvansertib

n=number of patients (total N=30); WBC=white blood cells; ALT= alanine aminotransferase

Cardiff Oncology™
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April 12, 2021 KOL Webinar I • Of the 18 patients evaluable for efficacy*, 7 (39%) achieved a partial response (PR) representing KRAS mutations G12D (n=2), G13D (n=1), G12V (n=1), G12A (n=2) and A146T (n=1) – 4 patients had a confirmed PR; 1 patient went on to have curative surgery – 1 patient (02-004) with non-confirmed PR went off study following PR due to treatment-unrelated AE – 2 patients (01-019; 04-023) with non-confirmed PR await results from next scans Phase 1b/2 Preliminary Efficacy Assessment (as of 04-Apr-2021) *completed at least 1 cycle of treatment and had radiographic scan or progressed within 8 weeks while on treatment Treatment Response and Duration Changes in Tumor Size From Baseline 17 0 56 11 2 16 8 22 4 28 0 33 6 39 2 44 8 06-021 04-023 02-015 01-014 02-016 01-013 02-012 02-008 01-011 01-020 01-018 01-019 01-010 02-005 02-004 01-003 01-006 01-007 ⊗ ⊗ → → → → → → → Days of treatment 8 w eek s 16 wee ks 32 wee ks Radiographic assessment Partial Response (PR) Stable Disease (SD) Progressive Disease (PD) P ha se 1 b 12 m g/ m 2 P ha se 1 b 15 m g/ m 2 P ha se 1 b 18 m g/ m 2 40 wee ks 48 wee ks Treatment ongoing→ Curative surgery Patient/MD decision Reason for discontinuation Treatment-unrelated AE⊗ 56 wee ks Received bevacizumab in 1st line Dose level +1 Dose level -1 Onvansertib dose adjustments 64 wee ks 24 wee ks P ha se 2 15 m g/ m 2 Ba se lin e 8 w ee ks 16 w ee ks 24 w ee ks 32 w ee ks 40 w ee ks 48 w ee ks 56 w ee ks 64 w ee ks -60 -40 -20 0 20 40 60 80 100 % c ha ng e in ta rg et le si on s fr om b as el in e 01-003 02-004 02-005 01-006 01-007 02-008 01-010 01-011 02-012 01-013 01-014 SD PD PR 02-016 01-019 01-018 01-020 06-021 04-023

April 12, 2021 KOL Webinar I 1Giessen et al, Acta Oncologica, 2015; 54:187-193; 2Bennouna et al., Lancet Oncol. 2013; 14(1):29-37 18 Median Progression-free Survival (PFS) Median PFS (95% CI) = 9.40 months (7.85, not reached) Median Progression-Free Survival (mPFS) • mPFS for patients treated to-date with onvansertib + standard-of-care = 9.4 months • Comparatively, mPFS = 4.5 months for standard- of-care benchmark second line treatment mCRC (from systematic literature-based analysis of 23 randomized trials - 10,800 patients)1 • Pivotal trial for FDA approval of FOLFIRI + Bev for second line mCRC2 – Median PFS = 5.7 months (95% CI 5.2–6.2 months) • mPFS is favorable compared to current standard-of-care

April 12, 2021 KOL Webinar I KRAS Mutant Allelic Frequency (MAF) Biomarker Analyses PR: partial response, SD: stable disease, PD: progressive disease % KRAS MAF Decrease Following 1 Cycle of Treatment 19 02 -0 04 04 -0 23 01 -0 10 01 -0 19 02 -0 05 01 -0 07 01 -0 13 01 -0 18 02 -0 16 02 -0 12 01 -0 20 01 -0 11 06 -0 21 01 -0 06 02 -0 08 02 -0 15 -100 -50 0 % c ha ng e in K R A S M A F at C yc le 2 D ay 1 fr om b as el in e PR SD PD 75% decrease • KRAS MAF was measured by digital droplet PCR (ddPCR) at baseline (Cycle 1 Day 1, pre-dose) and on-treatment (Day 1 of Cycles 2 to 9) • 16 of 18 patients had a KRAS mutation detected by ddPCR at baseline (all had a KRAS mutation detected by NGS) • Clinical responses were observed across patients with different KRAS mutations, including the 3 most prevalent in CRC (G12D, G12V, G13D) • The greatest decreases in KRAS MAF after 1 cycle of treatment were observed in patients achieving a PR – All 7 patients with a PR had >75% decrease – 5 of the 7 patients with SD had reductions >75% – the 2 patients who progressed showed a more modest decrease in KRAS MAF (-55% and -26%)

April 12, 2021 KOL Webinar I 20 • Safety Assessment: – The combination of onvansertib and FOLFIRI/bev is well-tolerated – In patients experiencing hematologic toxicities, eliminating the 5-FU bolus from the regimen led to resolution of associated AEs – Onvansertib MTD was established at 15 mg/m2 • Preliminary Efficacy: – 7 (39%) of the 18 evaluable patients achieved a partial response (PR), including 4 confirmed PRs and 2 patients with upcoming confirmatory scans – 1 patient proceeded to curative surgery – Median PFS is 9.4 months, which is approximately two-fold greater than current SOC mPFS of 4.5 – 5.7 months – 7 of the 18 patients remain on treatment to-date • KRAS Mutant Allelic Frequency (MAF) Biomarker: – Clinical responses were observed across different KRAS variants, including the 3 most common in CRC – Patients achieving a PR or SD showed the greatest decreases in plasma mutant KRAS after the first cycle of therapy Conclusions

Patient Case Report

Case Report – Patient 01-019 **Background**

Patient Overview

– 83-year-old woman with KRAS G12D metastatic colon cancer

Treatment History

Dec 2018 – Jul 2019	Jul – Dec 2019	Dec 2019 – Sept 2020	Nov 2020 – TROV-054
Oxaliplatin + 5-FU	5-FU + Bev	5-FU	FOLFIRI + Bev + onvansertib
		Jul 2020 Disease Progression	

Additional Details

- *C1D15* – G4 neutropenia (DLT); treatment was held
- *C2D1* – 5-FU bolus eliminated
- *C3D1* – G3 neutropenia; treatment was held
- *C3D15* – Dose reduction (-1) for irinotecan and 5-FU

Cardiff Oncology™

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April 12, 2021 KOL Webinar I 23 Case Report – Patient 01-019 Response – January 2021 (8-week scan): stable disease (-16%) with decrease in size of metastatic lesions – March 2021 (16-week scan): partial response (-39%) with further decrease in size of metastatic lesions Baseline Scan 05-Nov-2020 16-week Scan 04-Mar-21 8-week Scan 08-Jan-2021 Summary -16% stable disease (SD) 12.4 mm 13.5 mm -39% partial response (PR) 8.9 mm 9.8 mm 16.1 mm 15.0 mm Changes in MAF KRAS mutant allelic frequency decreased to non-detectable at C5D1 – March 5, 2021 C1 D1 C1 D7 C2 D1 C3 D1 C4 D1 C5 D1 0.0 0.1 0.2 0.3 0.4 01-019 KRAS G12D K R A S M A F (% )

Expanded Access Program (EAP) of Onvansertib in Combination with FOLFIRI/Bevacizumab for Treatment of Patients with KRAS-mutated Metastatic Colorectal Cancer Manish R. Sharma, M.D. Associate Director of Clinical Research START Midwest

April 12, 2021 KOL Webinar I 25 Today’s Discussion Putting the Heavily Pre-Treated mCRC Landscape into Perspective EAP Program Design Safety and Clinical Benefit Assessment KRAS Response Biomarker Patient Case Report

April 12, 2021 KOL Webinar I 26 Effective Treatment Options for Heavily Pre-Treated Patients are Needed • Third- or later-lines of treatment have poor outcomes: – Approved therapies for KRAS mutant patients are Stivarga® (regorafenib) and Lonsurf® [trifluridine/tipiracil (TAS-102)] • These agents have a median progression-free survival (PFS) of 2-3 months and median overall survival of 6-9 months1 • Although most patients had previously received FOLFIRI; the Expanded Access Program provided the opportunity to evaluate the potential clinical benefit with the addition of onvansertib to FOLFIRI/bev regimen

EAP Provides Access to Onvansertib in Combination with FOLFIRI/bevacizumab for Patients with KRAS-mutant mCRC

Eligibility:

- Metastatic and unresectable CRC with a confirmed KRAS mutation
- Participants have failed or progressed on multiple lines of standard-of-care systemic therapy, including prior FOLFIRI
- Participants are not eligible for ongoing Phase 1b/2 clinical trial


1 CYCLE = 28 Days
Treatment Course = 14 Days
Treatment Course = 14 Days
1
2
3
4
5
6 - 14
1
2
3
4
5
6 - 14
Onvansertib
Onvansertib
FOLFIRI + bevacizumab
FOLFIRI + bevacizumab

Treatment:

- Participants receive onvansertib (15 mg/m^2) + FOLFIRI + Bevacizumab
- Option to eliminate 5-FU bolus

Aims:

- Primary: evaluate safety of the combination
- Exploratory: progression-free survival (PFS); changes in plasma KRAS mutant allelic frequency (MAF)

Enrollment as of 12-Apr-21:

# of Participants Treated	45
# Reaching First On-Treatment CT Scan and with Results Provided (11 of 20 remain on treatment)	20
# Discontinuing Prior to First CT Scan	2

Cardiff Oncology

April 12, 2021 KOL Webinar | 27

April 12, 2021 KOL Webinar I 28 Safety and Clinical Benefit Assessed in EAP Participants CI = confidence interval Baseline Characteristics (n=20) Median [range] or N (%) Participant age 50 [35-74] Prior lines of therapy 3 [1-6] Participants who received irinotecan- based regimen as last therapy 15 (75%) Participants progressing prior to EAP 13 (65%) *Participants who had at least one on-treatment CT scan and results were provided Safety: • Onvansertib in combination with FOLFIRI + Bevacizumab has been well-tolerated with no serious adverse events (SAEs) reported to-date in any of the treated participants (N=43) Clinical Benefit: 0 100 200 300 0 50 100 Days P ro gr es si on F re e S ur vi va l • Participants had a median PFS on EAP of 5.6 months (95% CI: 2.7 – not-reached) and 11 of 20 remain on treatment to-date PFS of participants evaluable for clinical benefit* • 20 participants were evaluated for clinical benefit* – Participants had median number of 3 prior lines of treatment – 65% were progressing prior to enrolling in EAP

April 12, 2021 KOL Webinar I 29 Changes in Plasma KRAS-mutant Stratify Participant Outcomes CI= confidence interval; NR= not-reached 0 100 200 300 0 50 100 Days P ro gr es si on F re e S ur vi va l >50% <50% Decrease in KRAS MAF after 1st cycle p=0.014 Decrease in KRAS MAF Median PFS (95% CI) ≥50% Not-reached [NR] (5.5 – NR) <50% 2.6 months (2.3 – NR) PFS of participants with detectable plasma KRAS mutant at baseline *Participants who had at least one on-treatment CT scan and results were provided • KRAS mutant allelic frequency (MAF) was measured by digital droplet PCR (ddPCR) at baseline and end of Cycle 1 in all participants evaluable for clinical benefit* • 16 of 20 participants had a KRAS variant detected by ddPCR at baseline • Participants with greater than 50% decrease in KRAS MAF (n=10) had a significant increase in PFS compared with participants who had less than 50% decrease (n=6), supporting that early changes in KRAS MAF are predictive of clinical benefit

Patient Case Report

April 12, 2021 KOL Webinar I 31 Participant Case Report • Participant received several prior lines of treatment including FOLFIRI + Bev • Oct 2020 – progressed on investigational drug and had increase in size of lung metastases • Nov 2020 – enrolled in EAP and received onvansertib 15 mg/m2 + FOLFIRI + Bevacizumab Participant 101-032: 61-year-old female with KRAS G12V metastatic sigmoid colon cancer Apr 2017 Jun-Nov 2017 Jun-Oct 2018 Mar-Jun 2019 Sept-Oct 2020 Nov 2020- To-Date Diagnosis & sigmoid colon resection FOLFOX Progression to metastatic disease FOLFIRI + Bev Trastuzamab/ pertuzamab Jan –Jul 2020 Zotatifin Phase 1 Trial EAP Program: Onvansertib + FOLFIRI + Bev

April 12, 2021 KOL Webinar I 32 Clinical Benefit Demonstrated • 8-week CT scan: decrease in size of numerous lung metastases; many appearing necrotic • 16-week CT scan: further decrease in size of lung metastases; many continuing to appear necrotic Clinical Benefit / Response to Onvansertib + FOLFIRI + Bev Combination 0 10 20 30 0.0 0.5 1.0 1.5 C E A (n g/ m L) K R A S M A F (% ) CEA KRAS MAF C1D1 C2D1 C3D1 C4D1 16-week CT Scan 8-week CT Scan Baseline CT Scan Decreases in tumor lesions were accompanied by a decrease in KRAS MAF from 1.4% to 0% (undetectable) and a decrease in CEA from 24.4 to 4.6 ng/mL

April 12, 2021 KOL Webinar I • Treatment with onvansertib + FOLFIRI + Bevacizumab in the EAP has been well tolerated with no SAEs reported to-date • At the AACR cutoff date of March 10, 2021, 20 participants with a median of 3 or more prior therapies, were evaluated for clinical benefit – Median progression-free survival (PFS) is 5.6 months, and 11 of 20 participants remain on treatment to- date (representing a significant contrast vs historical control of 2-3 months1) • Changes in plasma KRAS-mutant allelic frequency (MAF) correlates with clinical benefit – Participants with a greater than 50% decrease in KRAS MAF had a significant increase in PFS (PFS not-reached) compared with those who had a decrease of less than 50% (PFS of 2.6 months) 33 Summary

Corporate Update and Outlook for 2021 Mark Erlander, Ph.D. Chief Executive Officer

Cardiff Oncology Strategy – Transforming to Lead the Way

Corporate

Undergoing Corporate Transformation to Position Cardiff for Long-term Success

- Accelerating corporate governance best practices, starting with new CEO leadership, board evolution and updated policies
- Seeking leading talent for key roles, including CFO, CMO and CSO
- Committed to investor communication transparency and disclosure

Clinical Development

Maximizing Our Clinical Development Capabilities

- Cultivating the most advanced PLK1 inhibitor
- Developing strategies to enable the most rapid path to approval
- Focusing on opportunities to lead the "drugability" enablement of KRAS mutated cancers

Research

Leading with Research and Data

- PLK1 is at a unique nexus within the convergence of many tumor-promoting pathways
- Leveraging deep expertise in translational biomarker integration within clinical programs
- Focusing on pipeline expansion through synergistic combinations

Fully Leverage Onvansertib in Combination with Targeted Therapeutics and Chemotherapies Across Multiple Cancer Indications

Cardiff Oncology™
April 12, 2021 KOL Webinar | 35

April 12, 2021 KOL Webinar I 36 Cardiff Oncology At-A-Glance Clinical-stage biotech company, developing onvansertib, an oral, highly-selective Polo-like Kinase 1 (PLK1) inhibitor, to treat cancers with the greatest medical need for new effective therapies Exchange Nasdaq: CRDF Cash & Cash Equivalents as of 12/31/20 $131.0M Net Cash used in Operating Activates FY 2020 $16.3M Headquarters San Diego, CA The above financial information is derived from audited financials in CRDF Form 10K filed on 02/25/21

Timeline of Key Anticipated Catalysts for the Balance of 2021

April 10-15
AACR: EAP Observations and mCRPC Biomarker

April 12
KOL Event on mCRC

April
Institutional NDR

May
PDAC First Patient Enrolled

June 1-4
Jeffries Healthcare Conference

June - July
FDA EOP1b Meeting
mCRC Regulatory Path

August 9-10
BTIG Biotechnology Conference

Sept 17-21
ESMO
mCRC Phase 2 data

September 25-27
Cantor Healthcare Conference

Oct 28-30
Prostate Cancer Foundation (PCF) Scientific Retreat

November 16-18
Jefferies London Healthcare Conference

Nov 30-Dec 2
Piper Sandler Healthcare Conference

Nov 30-Dec 2
Evercore Healthcare Conference

- Investor Conferences and IR Initiatives
- Scientific / Medical Conferences
- Regulatory or trial enrollment milestone

Cardiff Oncology
April 12, 2021 KOL Webinar | 37

April 12, 2021 KOL Webinar I 38 Phase 1b/2 Ongoing Trial: Patient Accrual and Anticipated Timing of Results • Increased the number of trial sites from 2 to 7 going into Phase 2 • Accrual and enrollment is ahead of expectations: – First patient enrolled in Phase 2 – February 2021 – 16 patients enrolled to-date (on treatment or in screening) – Anticipate efficacy data on ≥30 patients by ESMO Clinical Development

April 12, 2021 KOL Webinar I 39 Scenario 1: Trial Design Option for Regulatory Approval Pathway • Expand current Phase 2 trial [onvansertib + FOLFIRI/bevacizumab] from 29 to 87 evaluable patients to obtain accelerated (conditional) approval based on primary endpoints of ORR and DOR • Follow with a randomized trial [Arm 1: FOLFIRI/bevacizumab vs Arm 2: onvansertib + FOLFIRI/bev] to obtain full approval based on primary endpoints of PFS / OS FDA Fast Track Designation Provides Opportunity to Accelerate Clinical Development Single Arm Trial for Second Line Treatment of KRAS- Mutated mCRC Treatment Arm Onvansertib + FOLFIRI/bevacizumab Primary Endpoints 1. Objective Response Rate (ORR) 2. Duration of Response (DOR)

April 12, 2021 KOL Webinar I 40 Scenario 2: Trial Design Option for Regulatory Approval Pathway Primary Endpoints 1. Progression-Free Survival (PFS) 2. Overall Survival (OS) Randomized Trial for Second Line Treatment of KRAS- Mutated mCRC Treatment Arm Onvansertib + FOLFIRI/bevacizumab Comparative Arm Standard-of-care Arm FOLFIRI/bevacizumab FDA Fast Track Designation Provides Opportunity to Accelerate Clinical Development • Conduct a randomized trial [Arm 1: FOLFIRI/bevacizumab vs Arm 2: onvansertib + FOLFIRI/bev] to obtain accelerated approval with primary endpoint of PFS • Follow with continuation/completion of randomized trial to obtain full approval based on primary endpoint of OS

Metastatic Castration-Resistant Prostate Cancer Phase 2 open-label trial of onvansertib + abiraterone Trial Sites: Beth Israel Deaconess, Dana Farber, Mass General Hospital Principal Investigator: Dr. David Einstein

New Therapeutic Options are Needed to Overcome Resistance to SOC Androgen Receptor Signaling Inhibitors (ARSi)

Resistance develops to treatment with standard of care ARSi's within 9-15 months[1]

ARSi's offer a median overall survival (mOS) benefit of **only ~4 months[1]**

No effective treatment options are available for the up to 40% of mCRPC patients with an AR-V7 mutation[2]

9-15 Months until ARSi resistance

~4 Month mOS benefit

Limited options for patients once resistant to abiraterone

New treatment options are needed to extend the duration of response to ARSi's and increase overall survival

Cardiff Oncology

[1]Antonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5; [2]Armstrong et al., 2019, JCO 37: 1120-1129; SOC: Standard-of-care; mCRPC: Metastatic castration resistant prostate cancer

April 12, 2021 KOL Webinar |

April 12, 2021 KOL Webinar I Phase 2 Trial Design, Objectives and Enrollment (NCT03414034) Key Eligibility Criteria: • Initial signs of abiraterone resistance defined as 2 rising PSAs; one rise of ≥0.3 ng/mL separated by one week Key Exclusion Criteria: • Prior treatment with either enzalutamide or apalutamide • Rapidly progressing disease or significant symptoms related to disease progression Enrollment as of January 11th, 2021 Number of patients (N) Arm A (5+16) Arm B (5+9) Arm C (14+7) Treated 24 17 10 Completing 12-weeks 14 8 6 Currently on Treatment 0 4 7 Treatment Schedules for Each Study Arm Efficacy Endpoints • Primary: Disease control evaluated as PSA decline or stabilization (PSA rise <25% over baseline) after 12 weeks of treatment • Secondary: Radiographic response per RECIST v1.1 criteria, time to PSA progression, and time to radiographic response (21-day cycle) + Abi 6 - 212 3 4 51 Onvansertib 24 mg/m2 Arm A (n=24) 5+16 (14-day cycle) + Abi 6 - 142 3 4 51 Onvansertib 18 mg/m2 Arm B (n=32) 5+9 (21-day cycle) + Abi 2 3 4 51 Onvansertib 12 mg/m2 Arm C (n=32) 6 7 8 9 10 11 12 13 14 15-21 14+7 Correlative Studies • Analysis of circulating tumor cells (CTC), archival tissue, and circulating tumor DNA (ctDNA) to identify response biomarkers

Efficacy Assessment

	Arm A (5+16)	Arm B (5+9)	Arm C (14+7)
Evaluable for efficacy*	17	12	8
Completed at least 12 weeks of treatment	14	8	6
Had radiographic or clinical progression within 12 weeks	3	4	2
Disease control at 12 weeks**	5 (29%)	3 (25%)	**5 (63%)**
Radiographic stable disease at 12 weeks	9 (53%)	5 (42%)	**6 (75%)**
Durable response (≥6 months)	5 (29%)	5 (42%)	3 (37%)

* Completed at least 12 weeks of treatment or had radiographic/clinical progression within 12 weeks
** Defined as PSA stabilization or decline (PSA rise <25% over baseline)

- Nineteen (53%) patients had at least 1 AR alteration associated with abiraterone-resistance (AR-V7 expression, AR mutation T878A and/or amplification of AR)[1]:
  - 5 (26%) patients had disease control at 12 weeks
  - 8 (42%) patients had radiographic stable disease at 12 weeks

Treatment Response and Duration



3 months
6 months
9 months
1 year
1.5 year
Arm C (14+7)
03-043
01-044
02-045
02-046
02-055
03-053
01-059
02-051
Arm B (5+9)
01-025
01-026
03-030
01-024
02-041
03-039
01-033
02-042
02-049
02-047
03-052
02-034
Arm A (5+16)
01-014
03-017
03-037
01-021
02-036
03-013
02-003
03-004
02-007
03-023
03-009
01-019
03-028
02-020
02-018
02-011
03-022
0
100
200
300
400
500
600
Days of treatment
Ongoing
Met PSA efficacy endpoint
Partial response
Stable disease
Progressive disease
Radiographic assessment
Physcian decision
Patient decision
Adverse event*
Reason for discontinuation other than PD
Transitioned to Arm B
AR-V7+
AR T878A
AR Amplification
AR alterations

Cardiff Oncology

[1]Watson et al., Nat Rev Cancer, 15(12):701-711, 2015

April 12, 2021 KOL Webinar |

Identifying an Onvansertib-Abiraterone Response Gene Signature

Onvansertib/Abiraterone



- Synergy study
- RNA-sequencing

Abiraterone induces expression of mitotic genes in prostate cancer cells synergistic for Onv+Abi

Identification of an Abi/Onv synergy gene signature

DECIPHER BIOSCIENCES

Transcriptome analysis of 32,000 prostate cancer specimens

Identified 4 molecular subtypes:
- Luminal A
- Luminal Proliferating
- Basal
- Basal Immune

Abi/Onv synergy gene signature is enriched in the Basal subtype, a subtype representing ~30% of CRPC patients and associated with lower response to androgen deprivation therapy (ADT)

Analyzing archived tissue from patients enrolled in the trial



Transcriptome analysis with Decipher Biosciences

Correlate clinical response with Basal molecular subtype

Cardiff Oncology™

April 12, 2021 KOL Webinar | 45

Metastatic Pancreatic Ductal Adenocarcinoma Phase 2 open-label trial of onvansertib + nanoliposomal irinotecan + 5-FU

New Second-Line Therapies are Needed for Metastatic Pancreatic Ductal Adenocarcinoma (PDAC) Patients

Second-line treatment with SOC irinotecan + 5-FU/leucovorin has a response rate of **only 7.7%**[1]

Second-line treatment with SOC irinotecan + 5-FU/leucovorin offers a mOS benefit of **only 6.1 months**[2]

- **Mutant KRAS** contributes to treatment resistance and metastases and is essential for PDAC growth[3]

7.7% Response to SOC

3.1 Months PFS

- Leveraging the synergy between onvansertib and irinotecan + 5-FU

- The promising response rates and impressive durability seen in KRAS-mutated mCRC with the combination of onvansertib + irinotecan + 5-FU, support onvansertib's potential in PDAC, where ~95% of patients have a KRAS mutation

[1]Onyvide Package Insert: https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/207793lbl.pdf; [2]Wang-Gillam A, Li C-P, Bodoky G, et al. Lancet 2016;387:545-57. [3]Waters AM, Der CJ. Cold Spring Harb Perspect Med 2018;8(9). SOC: Standard-of-care; PFS: Progression free survival

Cardiff Oncology™ April 12, 2021 KOL Webinar | 47

April 12, 2021 KOL Webinar I Trial Design (~45 patients): Phase 2 Open Label Trial of Onvansertib + Nanoliposomal Irinotecan + 5-FU in Metastatic PDAC Eligibility Criteria • Prior abraxane/gemcitabine and no prior irinotecan, nanoliposomal irinotecan or investigational PLK1 inhibitor Primary Efficacy Endpoint • Overall response rate (ORR) 1 CYCLE = 14 Days Treatment Course (Days) 5-FU + Nanoliposomal Irinotecan (nal-IRI) • 8 of 39 (≥20%) patients achieve ORR Clinically Meaningful Outcome 3 5 7 9 11 - 141 8642 10 Onvansertib 12 mg/m2 Onvansertib to be administered on Days 1-10 (12 mg/m2) based on safety lead-in of 6 patients (with option to dose 15 mg/m2 on Days 1-5) 48

Leading with Research and Data

April 12, 2021 KOL Webinar I 50 Identifying Novel Effective Combinations of Onvansertib in CRC • PDX models from CRC patient biopsies with clinical and molecular features available “Preclinical trial” PDX models Oxaliplatin + 5FU KRAS MUTANT TUMORS KRAS WILD TYPE TUMORS Proposed Combinations SHP2 inhibitor G12C inhibitor G12C mutant Irinotecan and TAS-102 Irinotecan- resistant tumors EGFR inhibitor Research

Combining Onvansertib and PARP Inhibitors

PARP Inhibitors

- PARP inhibitors are approved for BRCA1/2 mutant ovarian, breast, prostate and pancreatic cancer patients
- Although initial response to PARP inhibitors is high, patients will eventually develop resistance
- Mechanisms of resistance to PARP inhibitors include restoration of homologous recombination (HR)

Research

PLK1 Facilitates HR during Double Strand DNA Break (DSB) Repair

- PLK1 phosphorylates Rad51 and BRCA1, facilitating their recruitment to DSB sites and thereby HR-mediated DNA repair[1,2]



DNA damage (SSBs)
PARP
PARP inhibition
DNA replication (accumulation of DNA DSBs)
Normal cell with functional HR pathway
HR-mediated DNA repair
Cell survival
HR-dificient tumor cell (e.g. BRCA 1/2-/-)
Impaired HR-mediated DNA repair
Cell death
Resistance to PARPi: restoration of HR
Tumor cell with functional HR pathway
HR-mediated DNA repair
Cell survival
Resensitizing cells to PARPi through PLK1 inhibition
Onvansertib
PLK1
Tumor cell with functional HR pathway
HR-mediated DNA repair
Cell death

PARP is essential for repair of single strand DNA breaks (SSBs). Failure to repair SSBs through PARP inhibition results in double strand DNA breaks (DSBs). In cells with functional homologous recombination (HR) pathway, the DSB are repaired. In cells with a dysfunctional HR pathway, such as BRCA 1/2 mutant cells, the lesions cannot be adequately repaired resulting in cell death.

Cardiff Oncology™

[1]Yata et al. Mol. Cell 45, 371-383, 2012; [2]Chabalier-Taste et al., Oncotarget 2016 Jan 19; 7(3): 2269-83

April 12, 2021 KOL Webinar | 51

April 12, 2021 KOL Webinar I 52 PLK1 Inhibition Sensitizes Cancer Cells to PARP Inhibitors 1Yata et al. Mol. Cell 45, 371-383, 2012; 2Chabalier-Taste et al., Oncotarget 2016 Jan 19; 7(3): 2269-83; 3Data on file • In vitro preclinical studies showed that PLK1 inhibition sensitized cells to genotoxic stresses (i.e, radiation) and to PARP inhibitors through impairment of HR1,2 • Onvansertib sensitizes tumor cells to PARP inhibition in vivo: – In an ovarian BRCA1-mutant PDX model resistant to olaparib, the combination of onvansertib and the PARP inhibitor olaparib significantly increased the survival of mice (2.7-fold vs control or olaparib single agent)3 • Onvansertib has the potential to sensitize tumors resistant to PARP inhibitors and thereby expand the use of PARP inhibitors in the clinic Median survival (days) Fold-increase in survival vs control 19 19 0 23 1.2 52 2.7 Ovarian BRCA1-mutant PARP- Resistant PDX model 0 20 40 60 80 0 50 100 Days after tumor implant P er ce n t su rv iv al Control Olaparib Onvansertib Combo Research

2020 Corporation Presentation I 53 Thank You